QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2003

STEINWAY MUSICAL INSTRUMENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	001-11911 (Commission File Number)	35-1910745 (IRS Employer Identification No.)

800 South Street, Suite 305, Waltham, Massachusetts 02453
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
 (781) 894-9770

ITEM 5. OTHER EVENTS

5.1
On March 31, 2003, Conn-Selmer, Inc., a division of Steinway Musical Instruments, Inc., issued a press release, attached hereto as Exhibit 99.1, which announced that approximately 500 employees of its Elkhart, Indiana plants approved new three-year union contracts. The release also discussed the continuing strikes at the Eastlake, Ohio and LaGrange, Illinois plants, and the war in Iraq and their anticipated impact on first quarter earnings results.

5.2
On April 1, 2003, Steinway Musical Instruments, Inc. 'BB' corporate credit and 'BB-' senior unsecured ratings were placed on CreditWatch with negative implications by Standard and Poor's Rating Services. The rating reflects Standard & Poor's concerns due to heightened competition in the band instrument business, ongoing strikes, and the softening retail environment for piano sales. Standard & Poor's will continue to monitor developments and will meet with management to assess its business and financial strategies.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Press release dated March 31, 2003 regarding Conn-Selmer Elkhart unions' approval of three-year contracts and anticipated first quarter results

2

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 2, 2003	STEINWAY MUSICAL INSTRUMENTS, INC.
	By:	/s/ DANA D. MESSINA
		Name:	Dana D. Messina
		Title:	President and Chief Executive Officer

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 31, 2003 regarding Conn-Selmer Elkhart unions' approval of three-year contracts and anticipated first quarter results

QuickLinks

  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX